HEALTH®
INSURANCE
INNOVATIONS

Investor Presentation

January 2019

HEALTH®
INSURANCE
INNOVATIONS

Disclosure

Certain statements included herein, including those that express management's expectations or estimates of Health Insurance Innovations, Inc.'s ("HIIQ") future performance, constitute "forward-looking statements" within the meaning of applicable securities laws. These statements may include words such as "may," "might," "will," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "potential" or "continue," the negative of these terms and other comparable terminology. Forward-looking statements are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management when made, are inherently subject to significant business, economic and competitive uncertainties and contingencies. We caution that such forward-looking statements involve known and unknown risks, uncertainties and other risks that may cause our actual financial results, performance, or achievements to be materially different from our estimated future results, performance or achievements expressed or implied by those forward-looking statements. Numerous factors could cause actual results to differ materially from those in the forward-looking statements, including without limitation, our ability to maintain relationships and develop new relationships with health insurance carriers and distributors and the risk of customer attrition; our ability to retain our members, the demand for our products, the amount of commissions paid to us or changes in health insurance plan pricing practices, competition and our ability to compete successfully; changes and developments in the United States health insurance system and laws, the ability to maintain and enhance our name recognition; our ability to build the necessary infrastructure and processes to maintain effective controls over financial reporting; our ability to identify and complete acquisitions, manage our growth and integrate acquisitions, including the risk that the HealthPocket acquisition will not be integrated successfully; potential liability for the use of incorrect or incomplete data; interruption of our operations due to outside sources; maintaining our intellectual property rights and litigation involving intellectual property rights; our ability to obtain, use or successfully integrate third-party licensed technology; compliance with existing laws, regulations and industry initiatives and future change in laws or regulations in the healthcare industry; breach of our security by third parties; our dependence on the expertise of our key personnel; and potential write-offs of goodwill or other intangible assets. This list is not exhaustive of the factors that may affect any of our forward-looking statements. These and other risk factors that could cause actual results to differ materially from those expressed or implied in our forward-looking statements are discussed in HIIQ's most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC) as well as other documents that may be filed by HIIQ from time to time with the Securities and Exchange Commission, which are available at www.sec.gov. Investors are cautioned not to put undue reliance on forward-looking statements. All subsequent written and oral forward-looking statements attributable to HIIQ or persons acting on our behalf are expressly qualified in their entirety by this notice. We disclaim any intent or obligation to update publicly these forward-looking statements, whether as a result of new information, future events or otherwise.

Note: This presentation also contains certain non-GAAP financial measures. The non-GAAP financial measures used in this presentation are reconciled in HIIQ's Quarterly Report on Form 10-Q or Annual Report on Form 10-K filed with the SEC unless otherwise stated. These non-GAAP financial measures should not be considered an alternative to the GAAP financial measures.

HIIQ Solution

Providing Affordable Individual Health Insurance

Health Benefit Plans

Short-Term Medical

Supplemental / DBP

Health Benefit Plans

- Guaranteed Acceptance or Underwritten
- Event-Based Fixed Indemnity
- Improved Coverage Options
- Affordable

Short-Term Medical

- Medically Underwritten
- Most Similar to Major Medical
- Limited Duration
- Pre-existing conditions generally not covered
- Affordable

Supplemental

- Value-Added Insurance / Discount Benefit Products:
  - Life Insurance
  - Dental
  - Telemedicine
  - Vision
  - Critical Illness
  - Deductible and Gap
  - Pharmacy Benefit Cards

HIIQ Partners with Best-In-Class Carriers and Benefit Providers

AXIS

Nationwide is on your side

ASPEN

CHUBB INSURANCE

Standard Life and Accident Insurance Company

EVEREST

TELADOC

UnitedHealthcare

Aflac

Careington

LIFESHIELD NATIONAL INSURANCE CO.

Innovative, Customized, Data-driven Products

Affordable Health Care Solutions

Key partnerships with A to A++ Carriers
(A.M. Best Ratings)

Proprietary Technology

HIIQ Integrates Carriers, Distributors and Consumers on Our Proprietary Technology Platform

Plug-and-play technology backbone allows for rapid, scalable growth and SAAS Platform Revenue


Licensed Agents
& eCommerce Partners
HIIQ
Carriers
Consumers

Extensive and Growing Distribution Network

Licensed Agent Call Centers

- Unlimited Capacity for Agents
- 15,000+ Agents Certified in Platform
- 5,000+ Active Agents at Any Time

Over 100 Call Centers

GoHealth

E-Commerce

- Focus on eCommerce
- Unlimited capacity for growth

E-Commerce Partners

agile Health Insurance

GetInsured

Compliance & Customer Experience

BY THE NUMBERS

Complaints are down, Sales are up

Upheld Department of Insurance (DOI) Complaints Reduced YOY

- 2017 Upheld HIIQ DOI: 4
- 2018 Upheld HIIQ DOI: 3

While consistently delivering customer service excellence

Customer Service Performance 2018

- 150 Total Representatives
  - 120 Customer Service Reps in Production
  - 30 Support and Retention

- Average Speed of Answer – 4.6 Seconds
- 1.3M Calls Handled

MyBenefitsKeeper

- Next Gen Platform
- Improve Customer Experience
- Manage Benefits and Purchase Products


My Plans
Dental
Add a plan
View
View

MyBenefitsKeeper

BUILT FOR SIMPLICITY

- Purchase products from your phone
- View and download documents
- Get notifications to reapply
- Find and call a doctor from the app
- Change billing or view history

- Add ID cards to digital wallet
- Chat with customer service
- Access policy documents
- Find a doctor nearby

And much more…


1:20
Thursday, December 13
Hello Mary. Your insurance policy will expire on December 20. Tap here to reapply.
Safeguard Accident
Safeguard Accident Insurance
$25.99 - $75.99/mo
Select a plan option
$23.50
$33.50
$43.50
Deductible
$1,500
Accident Medical Expense Benefits
$1,500
Accident Dental Expense Benefits
$1,500
Payment Information
EDIT
Payment Method
MBK Account (1234)
Accident Plan
$60.00/mo
Monthly Plan Fee
$60.00/mo
Total:
$60.00/mo
New Monthly Payment (3 plans)
$180.00/mo
We got you covered! Add additional coverage starting at 13.99
Vision Plans
Life Insurance Plans
Checkout
12:20
Dashboard
My Plans
Short Term Medical
Dental
Add a plan
Accident
View
Vision
View
Dashboard
Account
Add Plan
Help Center

HIIQ Market Opportunity

UNINSURED POPULATION REPRESENTS POTENTIAL OPPORTUNITY TO EXPAND MARKETS FOR ALL OF OUR PRODUCTS

The Uninsured Population
28.2 Million Non-Elderly Individuals



28.2 M
13% Under 18
85% Ages 18 - 64
2% 65 and Older

Increased Unaffordability + Fewer Options = More Customers in Need of Affordable Products

1 CDC (2016 Data)

HIIQ Market Opportunity

EXPANDING NON-ACA MARKET PENETRATION REMAINS VERY LARGE OPPORTUNITY



Individual Health Insurance Market
$87 Billion of Premium[1]
76% ACA Major Medical
24% Other Options
Non-ACA Market
$21.5 BILLION[1]
Adressable Market
Health Benefit Plans
Short Term Medical
Ancillary & Alternative Products
HIIQ has less than 2% Market Penetration

HEALTH® INSURANCE INNOVATIONS

1 NAIC Accident and Health Policy Experience Report (2017 Data) plus estimated cost sharing plan market size

HIIQ Market Opportunity

NEAR TERM CATALYSTS FOR GROWTH

STM 12 Month Rule Change

- Increased duration of STM policies from 3 Months to 12 Months
- Policies can be renewed or extended for up to 36 months
- Subject to State Limitations

Individual Mandate Penalty is Now Zero

- January 1, 2019 Penalty went to Zero
- Removes impediment to purchase for some consumers

Consumers Can Group Together as Associations

- From 2019 Association products can be approved
- Allows us to scale groups of customers
- Brings small group market into Individual Marketplace

New Distributors, Partners, and Carriers

- eCommerce Focus

Closing Multi-State

- Confirms our continued focus on compliant distribution
- Removing a barrier that limited business partnership opportunity

New Product Opportunities

- Re-entering ACA and Senior Markets

Association Health Plan Opportunity

- Approximately 2M - 4M insureds, creating a projected $16B TAM
- Final Rule allows small businesses, including independent contractors and self-employed individuals, to join together to purchase large group coverage
- AHPs will enable flexibility to create robust yet affordable plan designs
- Timing: Q2 2019

Max Projected Uptake of AHP between 2019-2023



5M
4M
3M
2M
1M
0
Avalere[1] (Low)
Avalere[1] (High)
Congressional Budget Office/ Joint Committee On Taxation

1 Avalere is a healthcare consulting firm. Data is from a white paper published on 2/28/2018, titled "Association Health Plans: Projecting the Impact of the Proposed Rule"

New Initiatives

RE-ENTERING THE ACA MARKET

Re-launching ACA-compliant products

- Previously marketed from 2014-2016
- One carrier today, more planned
- Working with large distributors
- Plans will be subsidy eligible

Market conditions favoring re-entry into ACA

- ACA individual market expected to stabilize over the next 2 years
- Aim to provide the best health insurance solution to each consumer we reach
- Diversification and expansion of product lines is key for our continued growth



New Initiatives

RE-ENTERING THE 65+ MARKET

Re-entering the over-65 market

- Previously marketed for Medicare Carriers from 2014-2017
- New partners enabling re-entry opportunities
- Building internal teams and external distribution strategy as landscape shows promise

Operational improvements in compliance and customer service now allow for a broader spectrum of products and customers

HIIQ appealing to a broader demographic, increasing TAM with incremental additions to product portfolio



New Initiatives

SPANISH SPEAKING MARKET

More than

25M

people in the US have limited English proficiency

- Population growth of Spanish speaking Americans has outpaced growth of language resources
- More than 25 million people have limited English proficiency in the U.S., most of which are Spanish speakers
  - ***40% - 50% of this group is uninsured***, about 10 million people
- Spanish speakers tend to live in urban areas
- Spanish speakers are generally underserved and underinsured

[1]Migration Policy Institute (2013)
[2]Kaiser Family Foundation (2012)
[3]Florida State University Center for Hispanic Marketing Communication

New Initiatives

SPANISH SPEAKING MARKET



1

Spanish speakers' barriers to accessing health insurance:

- Lack of language services
- Limited affordability
- Few incumbent players innovating in this space

Underserved Spanish speaking e-commerce traffic

- 250,000 organic searches per month for health insurance terms by Spanish speakers
- Limited competition
- Low cost of acquisition - Spanish leads tend to be more cost effective than English leads

Our current product designs are highly suitable for the Spanish speaking population

- Affordable coverage for accidents and illness
- Citizenship not required – Members need only reside in the U.S., no SSN necessary.
- Simplified issuance

1 Map represents concentration of the Hispanic or Latino population in the U.S. per U.S. Census Bureau data

AgileHealthInsurance.com

agile Health Insurance

Significant Growth Opportunities

- Conversions increased considerably with recent site improvements
- Average premium increased with enhanced cross-sell experience
- Launched 36-month plans in November with strong take rate
- Integration improved close ratios and member re-applies
- Stronger focus on SEO driving organic, incremental traffic to Agile

2019 expectations are high and recent traction is promising

Q4 2018 Business Update



- Continued strong individual health insurance market opportunity
- Executing on improving lifetime value (LTV) of customers
- HHS rule implemented on October 2 allowing for longer duration Short Term Medical (STM) products
- Since rule implementation:

  2/3 of total STM policies are at least 12-month duration

  1/3 of total STM policies are three 12 month consecutive plans for a total of 36 months of coverage (exclusive to HIIQ)

- Focus on ASC 606

Q4 2018 Submitted IFP Policies Update

Initiative

- Lifetime value (LTV) of customers is continued focus
- Focus on compliant distributors

Results

- Third party licensed distributors submitted policies are up year-over-year and in line with our expectations.
- Agilehealthinsurance.com has increased potential LTV by 250%, even as submitted policies are lower YOY in that channel.
  - As expected, cost of acquisition (COA) higher, not as high as LTV
  - Drag on ASC 605, Driver for ASC 606
- Health Benefit One was 8.2% of submitted apps through October 2018. Advance Commission balance was fully paid off at year end 2018.

ASC 606: In Practice

- ASC 606 brings forward the expected lifetime value of the Sales/Enrollment Performance Obligation
- Implementation is Q4, retroactive for 2018
- No change in Cash Flow

Bifurcating Revenue by Performance Obligation

$100 → $85 – Sales / Enrollment – point-in-time (85%)

$100 → $15 – Member Support – over-time (15%)

12 Month STM Plan – Revenue by month example

- Expected Average Duration – 7.4 months
- Revenue per month – $100

Month	1	2	3	4	5	6	7	8	Total
Sales / Enrollment	$629	0	0	0	0	0	0	0	$629
Member Support	15	15	15	15	15	15	15	6	$111
Total Revenue	**$644**	**$15**	**$15**	**$15**	**$15**	**$15**	**$15**	**$6**	**$740**
% of Total Revenue	87%	2%	2%	2%	2%	2%	2%	1%	100.0%

Our Philosophy & Corporate Responsibility

OUR DEVOTION TO COMMUNITY

At HIIQ, we believe that good health and peace of mind are the cornerstones of prosperity. We are fortunate and grateful for our success. Our foundation is about giving back to the most vulnerable in our local communities.

- Collaborates with communities
- Invests and partnering with charity
- Focuses on social determinants of health
- Increased giving to effect meaningful and sustainable change

Tommy's

FARA Friedreich's Ataxia Research Alliance

ACTT AVILA CHARITY TENNIS TOURNAMENT

SRN STARTING RIGHT, NOW

METROPOLITAN MINISTRIES HOPE LIVES HERE

4 Louis

Recent Hurricane Assistance





Financial Results

Metric	Q3 2018	Q3 2017	YoY Change	FY 2017	FY 2016	YoY Change
Revenue	$74.0	$63.3	17%	$250.5	$184.5	36%
Adjusted EBITDA	$14.0	$12.9	9%	$45.5	$27.8	64%
GAAP Diluted EPS	$0.22	$0.30	(27%)	$1.50	$0.57	163%
Adj. EPS	$0.61	$0.46	33%	$1.65	$1.12	47%

Notes:
$ millions except EPS
Non-GAAP Financial Metrics: See reconciliation on slides 27 and 28

Track Record of Success With Solid Growth Trajectory



In thousands
Policies In Force
29% Total Policy In Force CAGR
250.0
200.0
150.0
100.0
50.0
0.0
60.7
76.2
120.9
131.2
176.1
171.8
192.7
185.3
Q3 2015
Q3 2016
Q3 2017
Q3 2018
IFP
Supplemental



$ in millions
Revenue & Adjusted EBITDA Comparison
Adj. EBITDA as a % of Revenue
41% Revenue / 104% Adjusted EBITDA CAGR
350.0
300.0
250.0
200.0
150.0
100.0
50.0
-
$104.7
6.3%
$6.6
$184.5
15.0%
$27.8
$250.5
18.2%
$45.5
$294.0
19.0%
$56.0
20.0%
15.0%
10.0%
5.0%
0.0%
Revenue
Adj. EBITDA
2015
2016
2017
2018 Guidance

HEALTH® INSURANCE INNOVATIONS

HIIQ Path to Continued Growth

1. Outstanding Customer Experience
2. Data Driven Product Innovation
3. Expand Compliant Distribution
4. Focus on Scalability & Leverage
5. Drive Recurring Revenue Growth
6. Maximize E-Commerce Opportunity
7. Consumer Awareness

HEALTH™ INSURANCE INNOVATIONS

Appendix

Reconciliation of Net Income to EBITDA and Adjusted EBITDA

Reconciliation of Net Income to EBITDA and Adjusted EBITDA
(unaudited)
($ in thousands)

	Three Months Ended September 30, 2018	Three Months Ended September 30, 2017	Nine Months Ended September 30, 2018	Nine Months Ended September 30, 2017
Net income	$ 3,987	$ 6,002	$ 13,998	$ 21,476
Interest (income) expense	15	(2)	(39)	(2)
Depreciation and amortization	1,270	1,028	3,655	2,958
Provision for income taxes	1,466	2,889	4,757	4,220
EBITDA (1)	6,738	9,917	22,371	28,652
Stock-based compensation and related costs	4,500	2,782	10,766	4,897
Transaction costs	64	5	283	761
Tax receivable agreement liability adjustment	721	—	721	—
Indemnity and other related legal costs	1,301	238	2,334	886
Severance, restructuring and other charges	706	—	3,658	247
Adjusted EBITDA (2)	$ 14,030	$ 12,942	$ 40,133	$ 35,443

Source: Health Insurance Innovations, Inc. 2018 10-Q

Reconciliation of Net Income to Adj. Net Income per Share

Reconciliation of Net Income to Adjusted Net Income per Share
(unaudited)
($ in thousands except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2018	**2017**	**2018**	**2017**
Net income	$ 3,987	$ 6,002	$ 13,998	$ 21,476
Interest (income) expense	15	(2)	(39)	(2)
Amortization	464	479	1,391	1,502
Provision for income taxes	1,466	2,889	4,757	4,220
Stock-based compensation and related costs	4,500	2,782	10,766	4,897
Transaction costs	64	5	283	761
Tax receivable agreement liability adjustment	721	—	721	—
Indemnity and other related legal costs	1,301	238	2,334	886
Severance, restructuring and other charges	706	—	3,658	247
Adjusted pre-tax income	13,224	12,393	37,869	33,987
Pro forma income taxes	(3,174)	(4,709)	(9,089)	(12,915)
Adjusted net income (3)	$ 10,050	$ 7,684	$ 28,780	$ 21,072
Total weighted average diluted share count	16,602	16,585	16,592	16,260
Adjusted net income per share (4)	$ 0.61	$ 0.46	$ 1.73	$ 1.30

Source: Health Insurance Innovations, Inc. 2018 10-Q